                                                                   Exhibit 10.42


                              RELEASE OF INDEMNITY

         This Release Agreement (the "Agreement") is made by and between Shell Oil Company ("Shell") and Resolution Performance Products LLC ("RPPLLC"), sometimes collectively referred to herein as the "Parties" and individually referred to as a "Party."

                                   WITNESSETH:

         WHEREAS, Shell and RPPLLC (formerly known as Shell Epoxy Resins LLC) entered into an Environmental Agreement dated as of November 1, 2000 (the "US Environmental Agreement");

         WHEREAS, Shell and RPPLLC have been in discussions to provide a release with respect to certain indemnity provisions and obligations of Shell as set forth in the US Environmental Agreement for the particular parcels of property located in Lakeland, Florida which RPPLLC is seeking to sell to a third party, as more specifically described in Exhibit A attached hereto (the "Released Property");

         WHEREAS, Shell and RPPLLC have also been in discussions to provide a conveyance of Shell's mineral rights reservation and access easement with respect to the Released Property in the form of a quitclaim deed substantially in the form attached hereto as Exhibit B (the "Quitclaim Deed");

         WHEREAS, RPPLLC in exchange for Shell's execution and delivery of the Quitclaim Deed now desires to release Shell from past and future indemnity obligations of Shell and/or any Shell Affiliate to RPPLLC pursuant to Section
2.1 of the US Environmental Agreement relating solely to the Released Property;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

1. Unless the context otherwise requires, terms used and not defined herein shall have the meanings set forth either in Schedule A to the Master Sale Agreement dated as of September 10, 2000 between Shell and RPPLLC (as amended by a certain Amendment No. 1 to Sale Agreement, Human Resources Agreement and Seller Disclosure Letter between the Parties dated as of November 14, 2000) or in the Environmental Agreement, as the case may be.

2. For and in consideration of Shell's execution and delivery of the Quitclaim Deed and an effective conveyance of the mineral rights reservation and access easement from the Released Property, RPPLLC for itself, its Affiliates, its parent and/or subsidiary companies, its representatives, including without limitation agents, employees, servants, directors, officers, attorneys, successors and assigns (hereinafter together with RPPLLC referred to collectively as "Releasors"), jointly and severally, shall fully, irrevocably and forever release and discharge Shell, its Affiliates, its parent and/or subsidiary companies, its representatives, including without limitation, agents, employees, servants, directors, officers, attorneys, successors and assigns (hereinafter referred to collectively as "Releasees"), and each of them, from and against any and all claims, demands, sums of money, actions, rights, causes of action, obligations and liabilities which any of the Releasors may have or assert to have solely with respect to the Released Property pursuant to the Section 2.1 of US Environmental Agreement; provided, however, that nothing set forth herein shall release Shell from its liability and obligations pursuant to the US Environmental Agreement with respect to the Known Lakeland Site Contamination Issues to the extent, if any, there are any impacts on the Released Property.

3. Shell agrees to cooperate and provide any and all additional documents or assistance as may be required to fully effectuate the conveyance of the mineral rights reservation and access easement from the Released Property, this Agreement being contingent upon such full cooperation.

4. Except as specifically set forth in this Agreement, all other terms and provisions of the US Environmental Agreement, and any other agreement between the Parties, shall remain unchanged and in full force and effect, including with regard to RPPLLC's other property in Lakeland, Florida, which is separate and distinct from the Released Property and for which the release set forth in this Agreement shall not apply.

5. No party to this Agreement may transfer or assign, directly or indirectly, by operation of law or otherwise, any of its rights or obligations under this Agreement without the prior written consent of the other Parties.

6. This Agreement shall be governed by the laws of the State of New York, and any dispute arising out of this Agreement will be settled by arbitration as provided in the US Environmental Agreement.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date set forth underneath their respective signatures.

               SHELL OIL COMPANY

               By:  /s/ Raymond T. Collins
                    ------------------------------------------------------------

               Name:  Raymond T. Collins                               (Printed)
                      ------------------------------------------------

               Title:  Global Divestments Manager, Shell Chemical, L.P.
                       ---------------------------------------------------------

               Date:  12-17-2002
                      ----------------------------------------------------------



               RESOLUTION PERFORMANCE PRODUCTS LLC

               By:  /s/ Mark Antonvich
                    ------------------------------------------------------------

               Name:  Mark Antonvich                                   (Printed)
                      ------------------------------------------------

               Title:  Vice President & General Counsel
                       ---------------------------------------------------------

               Date:  12-17-2002
                      ----------------------------------------------------------

                                    EXHIBIT A

                          Released Property Description

                                BOUNDARY SURVEY

LEGAL DESCRIPTION:
A PORTION OF SECTION 28, TOWNSHIP 28 SOUTH, RANGE 24 EAST, POLK COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCE AT THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 28; THENCE SOUTH 89(degrees) 45'45" WEST, 585.00 FEET; THENCE NORTH 00(degrees)19'45" WEST, 77.29 FEET FOR THE POINT OF BEGINNING; THENCE NORTH 00(degrees)19'45" WEST, 572.71 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF A-Z PARK ROAD; THENCE SOUTH 89(degrees)44'00" WEST, ALONG SAID RIGHT OF WAY LINE, 480.00 FEET; THENCE SOUTH 71(degrees)44'50" WEST, ALONG SAID RIGHT OF WAY LINE, 226.69 FEET; THENCE SOUTH 89(degrees)42'45" WEST, ALONG SAID RIGHT OF WAY LINE, 993.19 FEET TO A POINT OF CURVATURE OF A NON-TANGENT CURVE TO THE LEFT, SAID CURVE HAVING FOR ITS ELEMENTS A RADIUS OF 351.97 FEET, AN INCLUDED ANGLE OF 43(degrees)48'26", A CHORD
BEARING OF SOUTH 67(degrees)59'06" WEST AND A CHORD DISTANCE OF 262.73 FEET; THENCE RUN SOUTHWESTERLY ALONG SAID CURVE AND ALONG SAID RIGHT OF WAY LINE, AN ARC DISTANCE OF 269.11 FEET; THENCE SOUTH 45(degrees)39'49" WEST, ALONG SAID RIGHT OF WAY LINE, 86.06 FEET TO A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF C.S.X. RAILROAD RIGHT OF WAY; THENCE SOUTH 44(degrees)05'41" EAST, ALONG
SAID NORTHEASTERLY RIGHT OF WAY LINE, 527.46 FEET; THENCE NORTH 89(degrees)43'38" EAST, 230.88 FEET; THENCE SOUTH 09(degrees)46'46" EAST, 24.43 FEET; THENCE NORTH 69(degrees)24'35" EAST, 490.39 FEET; THENCE NORTH 56(degrees)44'24" EAST, 128.51 FEET; NORTH 87(degrees)13'00" EAST, 69.88 FEET; SOUTH 71(degrees)33'34" EAST, 65.83 FEET; THENCE NORTH 89(degrees)31'01" EAST,
663.77 FEET TO THE POINT OF BEGINNING CONTAINING 1,013,415 sq. ft, 23.26 acres more or less.

                                    EXHIBIT B

                                 QUITCLAIM DEED

         KNOW ALL MEN BY THESE PRESENTS that Shell Oil Company, a Delaware corporation, party of the first part ("Shell") on behalf of itself and its successors and assigns forever, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it hand paid, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, grant, bargain, sell, transfer, and deliver to Resolution Performance Products LLC, a Delaware limited liability company, party of the second part together with its successors and assigns (collectively, "Resolution"), all of Shell's right, title and interest in and to the following: (1) the oil, gas, and other minerals, if any (the "Minerals") in and under and that may be produced from the real property ("Real Property") described on Exhibit A attached hereto and incorporated herein by reference, and (2) the easement to, over and across the Real Property including, without limitation, rights to access and utilize systems, equipment, and assets to conduct business thereon as such items were originally reserved and retained by Shell pursuant to that certain Special Warranty Deed with Retained Easement dated as of July 1, 1999 by and between Shell Oil Company, as Grantor and Shell Epoxy Resins, LLC, recorded on March 9, 2000 with the Clerk of Court, Polk County, Florida at O.R. Book 04415 Page 1973, and as amended by that certain Agreement dated as of November 1, 2000 by and between Shell Oil Company and Shell Epoxy Resins LLC recorded on November 29, 2000 with the Clerk of Court, Polk County, Florida at O.R. Book 04579 Page 1880.

         TO HAVE AND TO HOLD THE SAME unto Resolution forever.

         IN WITNESS WHEREOF, Shell has caused this Quitclaim Deed to be executed and delivered on this ____ day of __________________, 2002.


Signed, Sealed and Delivered in                       SHELL OIL COMPANY
the Presence of:                                      a Delaware corporation

---------------------------------                    ---------------------------
Print Name:
            ---------------------

---------------------------------
Print Name:
            ----------------------

STATE OF TEXAS                      )
COUNTY OF HARRIS                    )

         The foregoing instrument was sworn to and subscribed before me this day of ______________, 2002, by ____________________, the _______________ of Shell
Oil Company who is personally known to me and who did take an oath or who produced the following identification: ____________________________.



                                              ---------------------------------
                                              Name (printed)

                                              ---------------------------------
                                              Notary Public
                                              My Commission Expires:____________